UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 March 29, 2007


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


          Delaware                      0-27617                48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
--------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                                 (913) 345-9315
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06      MATERIAL IMPAIRMENTS

On March 29, 2007, management concluded that a material charge for impairment in the value of the goodwill, other intangible assets and long-lived assets acquired as part of the April 3, 2006 acquisition of Adventis Limited was required to be recorded in accordance with accounting principles generally accepted in the United States of America. The estimated amount of the impairment charge is under review; however, it is expected to be approximately $1.8 million to $2.2 million. The impairment charge is the result of lower than expected operating results coupled with a reduction in the size and scope of operations that impacted our assessment of future cash flows of the Adventis business.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY CONTINUED RULE OR LISTING; TRANSFER OF LISTING

As previously announced, on November 15, 2006, we received a letter from the staff of the Nasdaq Stock Market stating that we were not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because we did not file our September 30, 2006 Form 10-Q by the due date therefor. Following a hearing that we requested, on February 26, 2007, a Nasdaq Listing Qualifications Panel granted our request for continued listing on the Nasdaq Stock Market, conditioned in part upon the filing of our September 30, 2006 Form 10-Q on or before May 14, 2007. We anticipate filing the September 30, 2006 Form 10-Q by that date.

As discussed in Item 8.01 below, we have filed a Form 12b-25 with the Securities and Exchange Commission ("SEC") disclosing that we were not able to file our Annual Report on Form 10-K for the year ended December 30, 2006 by the due date therefor and will not be able to file the Form 10-K within the 15-day extension period under Rule 12b-25 due to the planned restatement of our historical financial statements. Our inability to file our 2006 Form 10-K on a timely basis may be deemed a material noncompliance with Nasdaq Marketplace Rule 4310(c)(14). We intend to file the 2006 Form 10-K with the required restatements at approximately the same time as we file our September 30, 2006 Form 10-Q.

ITEM 8.01      OTHER EVENTS

Special committee review

As previously announced, a special committee of our Board of Directors, together with its independent legal counsel and forensic accountants, have conducted a review of our historical practices regarding our stock option programs and related accounting. The special committee and its counsel have received full cooperation from management, were given complete access to all electronic and other documents, and interviewed numerous persons involved in the stock option granting process at the Company, as well as the Company's advisors.

For additional information about this and related matters, see our current reports on Form 8-K filed on November 13, 2006, November 20, 2006, January 19, 2007, February 15, 2007 and February 28, 2007.

The special committee has completed its review and delivered its preliminary report to the Board of Directors. The special committee reviewed the facts and circumstances surrounding all 856 stock option and restricted stock grants made by the Company from November 1, 1999 (prior to the Company's initial public offering) through October 2, 2006. The special committee determined that 582 of those stock option and restricted stock grants had measurement dates different than the recorded grant dates.

The special committee found no evidence of intentional filing of misleading financial statements or other public disclosures. None of the current executive officers or directors who received stock options that were incorrectly dated (seven grants in total during the seven years reviewed) exercised those stock options. The special committee did not find that incorrect dating of stock options resulted in any direct financial gain to executive officers or directors. All seven incorrectly dated stock option grants made to current executive officers or directors are being voluntarily surrendered and cancelled. The special committee did not recommend the termination or resignation of any member of management or the Board of Directors.

The grant dates for the option grants identified by the special committee in its report appear to have been selected to reflect the Company's stock price at a date prior to the actual grant date or measurement date, when the Company's stock price was lower. The vast majority of these options were granted to non-management employees. On a preliminary pre-tax basis, the special committee estimated that the cumulative intrinsic value of misdated options (net of forfeitures) during the seven year period reviewed by the special committee was approximately $9.7 million. The actual cumulative after-tax non-cash compensation expense over the period may be higher or lower than the special committee's preliminary estimate.

The special committee made recommendations to the Board of Directors for improvements in our corporate governance practices, disclosure controls and procedures and internal controls. Management and the Board are considering those and other recommendations.

Based upon the special committee review and recommendations and its own evaluation, management has concluded that our disclosure controls and procedures were not effective to provide reasonable assurance that information required to be disclosed in reports we file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is recorded, processed, summarized and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosures, due to the existence of a material weakness in internal control over financial reporting. Specifically, the Company did not maintain effective controls over the determination of the accounting measurement dates for granting stock options and restricted stock awards. This material weakness led to the planned restatement of our historical financial statements as discussed below.

In light of this conclusion, we are adopting compensating procedures and processes as necessary to ensure the reliability of our financial reporting. We intend to remediate the material weakness described above and to implement other measures to address the key results of the special committee review.

Late 10-K filing; restatement of previously issued financial statements

Management  has  determined  to  restate  the  Company's   historical  financial
statements to record additional non-cash charges for compensation expense relating to previously issued stock option and restricted stock grants. The effects of related accounting errors on previously issued financial statements will be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2006, in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and in amended Quarterly Reports on Form 10-Q for the quarters ended April 1, 2006 and July 1, 2006, in accordance with applicable generally accepted accounting standards and SEC rules, regulations and guidance. The Company intends to complete the above referenced reports as soon as practicable; however, it may not be in a position to file such reports within the 15-day extension period granted under Rule 12b-25 without unreasonable effort or expense. We have filed a Form 12b-25 with the SEC notifying them that the 2006 Form 10-K will be delayed and will not be filed within the 15-day extension period. We anticipate that we will file our 2006 Form 10-K, including such restatements, prior to the May 14, 2007 deadline for filing our September 30, 2006 Form 10-Q set by the Nasdaq Listing Qualifications Panel referred to in
Item 3.01 of this report. We anticipate filing our September 30, 2006 Form 10-Q at approximately the same time as the 2006 Form 10-K is filed.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated April 4, 2007.

Cautionary note regarding forward-looking statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. In particular, any statements contained in this report regarding the special committee's review, the planned restatement of the Company's financial statements, the potential impact of such restatement, the identification of accounting errors or corrections, and/or recommendations of the special committee or measures adopted by management and the Board of Directors are subject to known and unknown risks, uncertainties and contingencies. Factors that might affect actual results, performance or achievements include, among other things, the matters discussed in this report, the restatement of the Company's financial statements, legal, accounting and regulatory developments relating to our stock option grants and accounting for those grants, potential claims or liability that may arise as a result of these matters, that the anticipated accounting adjustments could have negative tax implications for the Company, the potential for delisting of our common stock on the Nasdaq Stock Market, the effectiveness of remedial measures adopted by management and our Board of Directors, and other actions that may be taken as a result of the special committee review. In addition to the matters described in this report, risks and uncertainties are described from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. We undertake no responsibility to update any of these forward-looking statements to reflect events or circumstances occurring after the date of this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE MANAGEMENT NETWORK GROUP, INC.


Date:  April 4, 2007             By: /s/ Donald E. Klumb
                                     ------------------------------------------
                                     Donald E. Klumb
                                     Vice President and Chief Financial Officer

                                                                    Exhibit 99.1

[GRAPHIC OMITTED]


CONTACT:
The Management Network Group, Inc.                   Brainerd Communicators
Janet Hall                                           Michele Clarke (Media)
Janet.Hall@tmng.com                                  clarke@braincomm.com
800.876.5329                                         212.986.6667
                                                     Corey Kinger (Investors)
                                                     kinger@braincomm.com
                                                     212.986.6667


          TMNG GLOBAL ANNOUNCES CONCLUSION OF SPECIAL COMMITTEE REVIEW
                     OF HISTORICAL STOCK OPTIONS PRACTICES

Overland Park, KS - April 4, 2007 - TMNG Global (Nasdaq: TMNG), a leading provider of management consulting services to the global communications, media and entertainment industries, today announced that a special committee composed of independent members of its Board of Directors has completed its previously announced independent review of historical options granting practices.

The comprehensive review was conducted with the assistance of independent legal counsel and forensic accountants. The special committee reviewed the facts and circumstances surrounding all 856 stock option and restricted stock grants made by the Company from November 1, 1999 (prior to the Company's initial public offering) through October 2, 2006. The special committee determined that 582 of those stock option and restricted stock grants had measurement dates different than the recorded grant dates.

The special committee found no evidence of intentional filing of misleading financial statements or other public disclosures. None of the current executive officers or directors who received stock options that were incorrectly dated (seven grants in total during the seven years reviewed) exercised those stock options. The special committee did not find that incorrect dating of stock options resulted in any direct financial gain to executive officers or directors. All seven incorrectly dated stock option grants made to current executive officers or directors are being voluntarily surrendered and cancelled.

On a preliminary pre-tax basis, the special committee estimated that the cumulative intrinsic value (net of forfeitures) of the misdated options was approximately $9.7 million. The actual cumulative after-tax non-cash compensation expense over the period may be higher or lower than the special committee's preliminary estimate. The effects of errors related to misdated options on previously issued financial statements will be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2006, in its Quarterly Report on Form 10Q for the quarter ended September 30, 2006 and in amended Quarterly Reports on Form 10-Q for the quarters ended April 1, 2006 and July 1, 2006. The Company is working to complete its restatement and become current with its public filings as soon as possible. Presently, the Company anticipates meeting all filing requirements prior to the May 14, 2007 deadline for filing its third quarter 2006 Form 10-Q set by the Nasdaq Listing Qualifications Panel.

About TMNG Global
TMNG Global (NASDAQ: TMNG) is a leading provider of professional services to the converging communications industry. Its companies, TMNG, CSMG Adventis, and Cartesian, and its base of over 500 consultants, provide strategy, management, and technical consulting, as well as products and services, to more than 1200 communications service providers, entertainment, media, and technology companies and financial services firms worldwide. The company is headquartered in Overland Park, Kansas, with offices in Berlin, Boston, Chicago, London, New York, Shanghai and Washington, D. C.

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. In particular, any statements contained herein regarding the special committee's review, the planned restatement of the Company's financial statements, the potential impact of such restatement, the identification of accounting errors or corrections, and/or recommendations of the special committee or measures adopted by management and the Board of
Directors  are  subject  to  known  and  unknown   risks,   uncertainties,   and
contingencies. Factors that might affect actual results, performance, or achievements include, among other things, the matters discussed in this release, the restatement of the Company's financial statements, legal, accounting and regulatory developments relating to our stock option grants and accounting for those grants, potential claims or liability that may arise as a result of these matters, that the anticipated accounting adjustments could have negative tax implications for the Company, the potential for delisting of our common stock on the Nasdaq Stock Market, the effectiveness of remedial measures adopted by management and our Board of Directors, and other actions that may be taken as a result of the special committee review. In addition to the matters described in this release, risks and uncertainties are described from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. We undertake no responsibility to update any of these forward-looking statements to reflect events or circumstances occurring after the date of this release.

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